EXHIBIT 23.6

                                    CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ GREGORY H. SELLARDS
                                                Gregory H. Sellards